SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported): October 29, 2001


             Credit Suisse First Boston Mortgage Securities Corp.
             Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-S23


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

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
              Delaware                  333-61840                     13-3320910
----------------------------------   ---------------      ----------------------------------
  (State or Other Jurisdiction of      (Commission          I.R.S. Employer Identification
           Incorporation)              File Number)                     No.)

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                               11 Madison Avenue
                           New York, New York 10010
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

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Item 5.  Other Events.
---- -   ------------

     Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of Octobor 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, (the "Depositor"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Vesta Servicing, L.P., as a servicer and as special servicer ("Vesta"), Wilshire Credit Corporation, as a servicer ("Wilshire"), and The Chase Manhattan Bank, as trustee (the "Trustee"), providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-S23 (the "Certificates"). The Certificates were issued on October 29, 2001. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- --  -------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of October 1, 2001, by and among the Company, the Seller, Vesta, Wilshire, and the Trustee.

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                                  SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 21, 2001.

                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.



                                       By: /s/ Helaine Hebble
                                           -----------------------------------
                                           Name:  Helaine Hebble
                                           Title: Vice President

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Exhibit Index
-------------


Exhibit                                                                  Page
-------                                                                  ----

99.1    Pooling and Servicing Agreement dated as of October 1, 2001,       6
        by and among the Company, the Seller, Vesta, Wilshire, and the Trustee.